UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     May 29, 2003
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                      Gateway International Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                     000-26017                   95-3819300
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(State or other jurisdiction       (Commission                (IRS Employer
         of incorporation          File Number)              Identification No.)


 3840 East Eagle Drive, Anaheim, California                            92807
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code        (714) 630-3118
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                                       N/A
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                       (Former name or former address, if
                           changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         On November 7, 2002, the Registrant filed a Current Report on Form 8-K regarding the merger of Nelson Engineering, Inc. ("NEI") with and into the Registrant's wholly-owned subsidiary, GWIH Acquisition Corp. II. Following the effective date of the merger, NEI continued as a wholly-owned subsidiary of the Registrant.

         In recent months, discussions between the President and former controlling shareholder of NEI, and the Registrant's management, have indicated that because of differences in business objectives and policies, the merger of NEI should be rescinded. Accordingly, the parties have negotiated an agreement pursuant to which the aforementioned merger transaction was rescinded. In connection with the rescission, the Registrant returned to the former shareholders of NEI, their shares of NEI acquired in the merger, in exchange for the return of their shares of the Registrant's stock (aggregating 6,175,300 shares), and the immediate resignation from the Board of Directors of the Registrant. The agreement also contained mutual releases of claims.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On March 17, 2003 the Registrant was served a complaint filed by Daniel Lennert and Laura Stearman, the former owners and current executive officers of Bechler Cams, Inc. ("BCI"), the Registrant's wholly-owned subsidiary which was acquired in a merger transaction which became effective on November 15, 2002. The complaint, which was filed in the Superior Court of California for the County of Orange as Case No. 03CC04435, which seeks, among other claims, to rescind the merger in order to return BCI to the plaintiffs, and other monetary relief. The complaint also names as defendants the executive officers of the Registrant, E.M. Tool Company, Inc. (a wholly-owned subsidiary of the Registrant), as well as naming the Securities and Exchange Commission ("S.E.C.") as a defendant. The S.E.C. has removed the action to the United States District Court for the Central District of California, as Case No. SA CV 03-367 AHS
(MLGx). The S.E.C. has also filed a motion to dismiss the complaint as to the S.E.C., which motion is pending hearing and ruling. The Registrant disputes and has denied, by filed pleadings, the claims alleged by the BCI related parties, which allegations Registrant contends are without merit and based on misstatements and false characterizations of fact and law. Registrant has engaged independent counsel and intends to vigorously defend against the BCI claims. In addition, the Registrant has filed a cross-complaint against BCI and its officers, seeking damages and other relief. The officers of BCI have refused, despite Registrant's requests, to deliver to the Registrant BCI's financial information for the quarter ended March 31, 2003, thereby preventing the Registrant from timely filing its Form 10-QSB for the quarter then ended. Registrant intends to take appropriate and prompt legal action to secure such records, so that the Form 10-QSB can be filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GATEWAY INTERNATIONAL HOLDINGS, INC.



Date: May 29, 2003                          By:  /s/ Lawrence A. Consalvi
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                                                 Lawrence A. Consalvi
                                                 Chief Executive Officer